                               SUBSIDIARY GUARANTY

                  This SUBSIDIARY GUARANTY, dated as of July 12, 1999, is made by the corporations listed on the signature pages hereto, together with each other person who may become a party hereto pursuant to SECTION 17 of this Subsidiary Guaranty (each, a "Guarantor," and collectively, the "Guarantors"), jointly and severally, in favor of Bank of America National Trust and Savings Association ("Lender"), with reference to the following facts:

                                    RECITALS

                  A. Pursuant to the Business Loan Agreement of even date herewith by and between Quidel Corporation, a Delaware corporation (the "Borrower"), and Lender (such Business Loan Agreement, as it may hereafter be amended, extended, renewed, supplemented, or otherwise modified from time to time, being referred to hereinafter as the "Loan Agreement"), Lender is providing the Borrower with certain credit facilities.

                  B. As a condition to the availability of such credit facilities, the Guarantors are required to enter into this Subsidiary Guaranty and to guaranty the Guarantied Obligations (as defined below) as hereinafter provided.

                  C. The Guarantors expect to realize direct and indirect benefits from the availability of the aforementioned credit facilities to the Borrower, given the financial or business support which will be provided to the Guarantors by the Borrower.

                                    AGREEMENT

                  NOW, THEREFORE, in order to induce Lender to extend the aforementioned credit facilities to the Borrower, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, the Guarantors hereby represent, warrant, covenant, agree and guaranty as follows:

                  1. DEFINITIONS. This Subsidiary Guaranty is the Subsidiary Guaranty referred to in the Loan Agreement. Terms defined in the Loan Agreement and not otherwise defined in this Subsidiary Guaranty shall have the respective meanings given those terms in the Loan Agreement when used herein and such definitions are incorporated herein as though set forth in full. In addition, as used herein, the following terms shall have the meanings respectively set forth after each:

                  "GUARANTIED OBLIGATIONS" means all obligations of the Borrower at any time and from time to time owed to Lender under the Loan Agreement, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, INCLUDING obligations of performance as well as obligations of payment, and INCLUDING interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against the Borrower, any Guarantor or any other person.

                  "SUBSIDIARY GUARANTY" means this Subsidiary Guaranty, and any extensions, modifications, renewals, restatements, reaffirmations, supplements or amendments hereof, INCLUDING, without limitation, any documents or agreements by which additional Guarantors become party hereto.

                  2. GUARANTY OF GUARANTIED OBLIGATIONS. The Guarantors hereby, jointly and severally, irrevocably and unconditionally guaranty and promise to pay and perform on demand the Guarantied Obligations and each and every one of them, INCLUDING all amendments, modifications, supplements, renewals or extensions of any of them, whether such amendments, modifications, supplements, renewals or extensions are evidenced by new or additional instruments, documents or agreements or change the rate of interest on any Guarantied Obligation or the security therefor, or otherwise.

                  3. NATURE OF GUARANTY. This Subsidiary Guaranty is irrevocable and continuing in nature and relates to any Guarantied Obligations now existing or hereafter arising. This Subsidiary Guaranty is a guaranty of prompt and punctual payment and performance and is not merely a guaranty of collection.

                  4. RELATIONSHIP TO OTHER AGREEMENTS. Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other document, instrument or agreement executed by any Guarantor or in connection with the Guarantied Obligations, but each and every term and condition hereof shall be in addition thereto. All provisions contained in the Loan Agreement that apply generally to all loan documents executed and delivered in connection with the Guarantied Obligations are fully applicable to this Subsidiary Guaranty and are incorporated herein by this reference.

                  5. SUBORDINATION OF INDEBTEDNESS OWED BY THE BORROWER TO THE GUARANTORS. Each Guarantor agrees that:

                      (a) Any indebtedness of the Borrower now or hereafter owed to any Guarantor hereby is subordinated to the Guarantied Obligations.

                      (b) If Lender so requests, upon the occurrence and during the continuance of any event of default under the Loan Agreement, any such indebtedness of the Borrower now or hereafter owed to any Guarantor shall be collected, enforced and received by such Guarantor as trustee for Lender and shall be paid over to Lender in kind on account of the Guarantied Obligations, but without reducing or affecting in any manner the obligations of such Guarantor under the other provisions of this Subsidiary Guaranty.

                      (c) Should such Guarantor fail to collect or enforce any such indebtedness of the Borrower now or hereafter owed to such Guarantor and pay the proceeds thereof to Lender in accordance with
         SECTION 5(b) hereof, Lender as such Guarantor's attorney-in-fact may do such acts and sign such documents in such Guarantor's name as Lender considers necessary or desirable to effect such collection, enforcement and/or payment.

                  6. STATUTES OF LIMITATIONS AND OTHER LAWS. Until the Guarantied Obligations shall have been paid and performed in full, all the rights, privileges, powers and remedies granted to Lender hereunder shall continue to exist and may be exercised by Lender at any time and from time to time irrespective of the fact that any of the Guarantied Obligations may have become barred by any statute of limitations. Each Guarantor expressly waives the benefit of any and all statutes of limitation and of any and all laws providing for exemption of property from execution or for evaluation and appraisal upon foreclosure, to the maximum extent permitted by applicable laws.

                  7. INCORPORATION OF SURETYSHIP PROVISIONS AND WAIVERS. The attached EXHIBIT B, "Suretyship Provisions and Waivers", is hereby incorporated by this reference as though set forth herein in full.

                  8. CONDITION OF THE BORROWER AND ITS SUBSIDIARIES. Each Guarantor represents and warrants to Lender that such Guarantor has established adequate means of obtaining from the Borrower, on a continuing basis, financial and other information pertaining to the business, operations and condition (financial and otherwise) of the Borrower and its subsidiaries and their assets and properties, and each Guarantor now is and hereafter will be completely familiar with the business, operations and condition (financial and otherwise) of the Borrower and its subsidiaries and their assets and properties. Each Guarantor hereby expressly waives and relinquishes any duty on the part of Lender (should any such duty exist) to disclose to any Guarantor any matter, fact or thing related to the business, operations or condition (financial or otherwise) of the Borrower or its subsidiaries or their assets or properties, whether now known or hereafter known by Lender during the life of this Subsidiary Guaranty. With respect to any of the Guarantied Obligations, Lender need not inquire into the powers of the Borrower or any subsidiaries thereof or of the officers or employees acting or purporting to act on the their behalf, and all Guarantied Obligations made or created in good faith reliance upon the pro fessed exercise of such powers shall be secured hereby.

                  9. LIENS ON REAL PROPERTY. In the event that all or any part of the Guarantied Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting liens on any interests in real property, each Guarantor authorizes Lender, upon the occurrence of and during the continuance of any event of default under the Loan Agreement, at its sole option, without notice or demand and without affecting any Guarantied Obligations of any Guarantor, the enforceability of this Subsidiary Guaranty, or the validity or enforceability of any liens of Lender on any Collateral, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale. Each Guarantor expressly waives any defenses to the enforcement of this Subsidiary Guaranty or any rights of Lender created or granted hereby or to the recovery by Lender against the Borrower, any Guarantor or any other person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of any Guarantor or may preclude any Guarantor from obtaining reimbursement or contribution from the Borrower. Each Guarantor expressly waives any defenses or benefits that may be derived from California Code of Civil Procedure ss.ss. 580a, 580b, 580d or 726, or comparable provisions of the laws of any other jurisdiction, and all other suretyship defenses it otherwise might or would have under California Law or other applicable law. Each Guarantor expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property or interest therein subject to any such deeds of trust or mortgages or other instruments and any Guarantor's or any other person's failure to receive any such notice shall not impair or affect

Guarantors' Obligations or the enforceability of this Subsidiary Guaranty or any rights of Lender created or granted hereby.

                  10. WAIVER OF RIGHTS OF SUBROGATION. Notwithstanding anything to the contrary elsewhere contained herein or in any other loan document to which any Guarantor is a party, until no part of any commitment to lend remains outstanding and all of the Secured Obligations have been paid and performed in full, the Guarantors hereby expressly waive with respect to the Borrower and its successors and assigns (INCLUDING any surety) and any other person which is directly or indirectly a creditor of the Borrower, or any surety for the Borrower, any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution (EXCEPT as specifically provided in SECTION 11 below), to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker, and which the Guarantors may have or hereafter acquire against the Borrower or any other such person in connection with or as a result of the Guarantors' execution, delivery and/or performance of this Guaranty or any other loan document to which any Guarantor is a party. The Guarantors agree that they shall not have or assert any such rights against the Borrower or its successors and assigns or any other person (INCLUDING any surety) which is directly or indirectly a creditor of the Borrower or any surety for the Borrower, either directly or as an attempted setoff to any action commenced against the Guarantors by the Borrower (as borrower or in any other capacity), Lender or any other such person. The Guarantors hereby acknowledge and agree that this waiver is intended to benefit the Borrower and Lender and shall not limit or otherwise affect the Guarantors' liability hereunder, under any other Loan Document to which any Guarantor is a party, or the enforceability hereof or thereof.

                  11. RIGHT OF CONTRIBUTION. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of all payments made hereunder, provided that the Guarantied Obligations are then satisfied, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of all such payments. The provisions of this SECTION 11 shall in no respect limit the obligations and liabilities of any Guarantor to Lender, and, subject to the provisions of
SECTION 18 below, each Guarantor shall remain liable to Lender for the full amount guaranteed by such Guarantor hereunder. The "proportionate share" of any Guarantor shall be a fraction (which shall in no event exceed 1.00) the numerator of which is the excess, if any, of the fair value of the assets of such Guarantor over a fair estimate of the liabilities of Guarantor and the denominator of which is the excess (but not less than $1.00) of the fair value of the aggregate assets (without duplication) of all the Guarantors over a fair estimate of the aggregate liabilities (without duplication) of all the Guarantors. All relevant calculations shall be made as of the date such Guarantor became a Guarantor.

                  12. UNDERSTANDINGS WITH RESPECT TO WAIVERS AND CONSENTS. Each Guarantor warrants and agrees that each of the waivers and consents set forth herein is made with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Guarantor otherwise may have against the Borrower, Lender or others, or against any Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. Each Guarantor acknowledges that it has either consulted with legal counsel regarding the effect of this Subsidiary Guaranty and the waivers and consents set forth herein, or has made an informed decision not to do so. If this Subsidiary Guaranty or any of the waivers or consents herein is determined to be unenforceable under or in violation of applicable law, this Subsidiary Guaranty and such waivers and consents shall be effective to the maximum extent permitted by law.

                  13. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby makes each and every representation and warranty applicable to such Guarantor set forth in SECTION 9 of the Loan Agreement as if set forth in full herein.

                  14. COSTS AND EXPENSES. Each Guarantor agrees to pay to Lender all reasonable costs and expenses (INCLUDING, without limitation, reasonable attorneys' fees and disbursements) incurred by Lender in the enforcement or attempted enforcement of this Subsidiary Guaranty, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All reasonable advances, charges, costs and expenses, INCLUDING reasonable attorneys' fees and disbursements (including the reasonably allocated cost of legal counsel employed by Lender), incurred or paid by Lender in exercising any right, privilege, power or remedy conferred by this Subsidiary Guaranty, or in the enforcement or attempted enforcement thereof, shall be subject hereto and shall become a part of the Guarantied Obligations and shall be paid to Lender by each Guarantor, immediately upon demand, together with interest thereon at the rate(s) provided for under the Loan Agreement.

                  15. CONSTRUCTION OF THIS GUARANTY. This Subsidiary Guaranty is intended to give rise to ABSOLUTE AND UNCONDITIONAL obligations on the part of each Guarantor; hence, in any construction hereof, NOTWITHSTANDING ANY PROVISION OF ANY LOAN DOCUMENT TO THE CONTRARY, this Subsidiary Guaranty shall be construed strictly in favor of Lender in order to accomplish its stated purpose.

                  16. LIABILITY. Notwithstanding anything to the contrary elsewhere contained herein or in any other loan document to which any Guarantor is a party, the aggregate liability of all of the Guarantors hereunder for payment and performance of the Guarantied Obligations shall not exceed an amount which, in the aggregate, is $1.00 less than that amount which if so paid or performed would constitute or result in a "fraudulent transfer", "fraudulent conveyance", or terms of similar import, under applicable state or federal law, including without limitation, Section 548 of the United States Bankruptcy Code. The liability of each Guarantor hereunder is independent of any other guaranties at any time in effect with respect to all or any part of the Guarantied Obligations, and each Guarantor's liability hereunder may be enforced regardless of the existence of any such guaranties. Any termination by or release of any guarantor in whole or in part (whether it be another Guarantor under this instrument or not) shall not affect the continuing liability of any Guarantor hereunder, and no notice of any such termination or release shall be required. The execution hereof by each Guarantor is not founded upon an expectation or understanding that there will be any other guarantor of the Guarantied Obligations.

                  17. JOINDER. All future acquired or established Significant Subsidiaries of the Borrower shall become a Guarantor under and become bound by the terms and conditions of this Subsidiary Guaranty by executing and delivering to Lender an Instrument of Joinder substantially in the form attached hereto as EXHIBIT A, accompanied by such documentation as Lender may require to establish the due organization, valid existence and good standing of such person, its qualification to engage in business in each material jurisdiction in which it is required to be so qualified, its authority to execute, deliver and perform this Subsidiary Guaranty, and the identity, authority and capacity of each responsible official thereof authorized to act on its behalf.

                  18. RELEASE OF GUARANTORS. This Subsidiary Guaranty and all obligations of the Guarantors hereunder shall be released when all Guarantied Obligations have been paid in full in Cash or otherwise performed in full and when Lender has no further commitment under the Loan Agreement to provide loans to the Borrower. Upon such release of any or all such Guarantors' Obligations hereunder, Lender shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required to evidence or document the release of Lender's rights arising under this Subsidiary Guaranty, all as reasonably requested by, and at the sole expense of, the Guarantors.

                  19.  ARBITRATION.

                       (a) This Section concerns the resolution of any controversies or claims between any Guarantor and Lender, including but not limited to those that arise from:

                            (i) This Subsidiary Guaranty (including any renewals, extensions or modifications of this Subsidiary Guaranty);

                           (ii)    Any document, agreement or procedure
                  related to or delivered in connection with this Subsidiary Guaranty;

                          (iii)    Any violation of this Subsidiary Guaranty;
                  or

                           (iv) Any claims for damages resulting from any business conducted between any Guarantor and Lender, including claims for injury to persons, property or business interests (torts).

                       (b) At the request of the appropriate Guarantor or Lender, any such controversies or claims will be settled by arbitration in accordance with the United States Arbitration Act. The United States Arbitration Act will apply even though this Subsidiary Guaranty provides that it is governed by California law.

                       (c) Arbitration proceedings will be administered by the American Arbitration Association and will be subject to its commercial rules of arbitration. The arbitration will be conducted in California within the following county or counties: Los Angeles or San Diego.

                       (d) For purposes of the application of the statute of limitations, the filing of an arbitration pursuant to this Section is the equivalent of the filing of a lawsuit, and any claim or controversy which may be arbitrated under this Section is subject to any applicable statute of limitations. The arbitrators will have the authority to decide whether any such claim or controversy is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis.

                       (e) If there is a dispute as to whether an issue is arbitrable, the arbitrators will have the authority to resolve any such dispute.

                       (f) The decision that results from an arbitration proceeding may be submitted to any authorized court of law to be confirmed and enforced.

                       (g) The procedure described above will not apply if the controversy or claim, at the time of the proposed submission to arbitration, arises from or relates to an obligation to Lender secured by real property located in California. In this case, both the appropriate Guarantor and Lender must consent to submission of the claim or controversy to arbitration. If both parties do not consent to arbitration, the controversy or claim will be settled as follows:

                            (i)    The appropriate Guarantor and Lender
                  will designate a referee (or a panel of referees) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored proceedings;

                           (ii) The designated referee (or the panel of referees) will be appointed by a court as provided in California Code of Civil Procedure Section 638 and the following related sections;

                          (iii) The referee (or the presiding referee of the panel) will be an active attorney or a retired judge; and

                           (iv) The award that results from the decision of the referee (or the panel) will be entered as a judgment in the court that appointed the referee, in accordance with the provisions of California Code of Civil Procedure Sections 644 and 645.

                       (h) This provision does not limit the right of any Guarantor or Lender to:

                            (i)    exercise self-help remedies such as setoff;

                           (ii)    foreclose against or sell any real
                  or personal property collateral; or

                          (iii)    act in a court of law, before,
                  during or after the arbitration proceeding to obtain:

                  A.       an interim remedy; and/or

                  B.       additional or supplementary remedies.

                       (i) The pursuit of or a successful action for interim, additional or supplementary remedies, or the filing of a court action, does not constitute a waiver of the right of the appropriate Guarantor or Lender, including the suing party, to submit the controversy or claim to arbitration if the other party contests the lawsuit. However, if the controversy or claim arises from or relates to an obligation to Lender which is secured by real property located in California at the time of the proposed submission to arbitration, this right is limited according to the provision above requiring the consent of both the appropriate Guarantor and Lender to seek resolution through arbitration.

                       (j) If Lender forecloses against any real property securing this Subsidiary Guaranty, Lender has the option to exercise the power of sale under the deed of trust or mortgage, or to proceed by judicial foreclosure.

                  20. WAIVER OF JURY TRIAL. EACH GUARANTOR AND LENDER EXPRESSLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS SUBSIDIARY GUARANTY, THE LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH GUARANTOR AND LENDER AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SUBSIDIARY GUARANTY, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSIDIARY GUARANTY, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  21. THIS SUBSIDIARY GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

                  IN WITNESS WHEREOF, each Guarantor has executed this Subsidiary Guaranty by its duly authorized officer as of the date first written above.

                               "Guarantors"

                               PACIFIC BIOTECH, INC.,
                               a California corporation



                               By:   /s/ Charles J. Cashion
                                   ------------------------------------
                               Name:  Charles J. Cashion
                                     ----------------------------------
                               Title: Vice President and Chief Financial Officer
                                      ---------------------------------




                               MBS ACQUISITION CORPORATION,
                               a Delaware corporation


                               By:   /s/ Charles J. Cashion
                                   ------------------------------------
                               Name:   Charles J. Cashion
                                     ----------------------------------
                               Title: Secretary and Treasurer
                                      ---------------------------------


                               Address for Guarantors:

                               c/o Quidel Corporation
                               10165 McKellar Court
                               San Diego, California  92121
                               Attn:  Mr. Charles J. Cashion
                                        Senior Vice President and
                                        Chief Financial Officer
                               Telecopier:  (858) 453-4338
                               Telephone:  (858) 552-1100

                                    EXHIBIT A
                                       TO
                               SUBSIDIARY GUARANTY

                              INSTRUMENT OF JOINDER


                  THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of _________________, ____, by _____________________________________, a
___________________________ ("Joining Party"), and delivered to Bank of America National Trust and Savings Association ("Lender") pursuant to the Subsidiary Guaranty dated as of July 12, 1999 made by Pacific Biotech, Inc., a California corporation and MBS Acquisition Corporation, a Delaware corporation (collectively, the "Guarantors"), in favor of Lender (as the same may be amended or supplemented from time to time, the "Guaranty"). Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Guaranty.

                                    RECITALS

                  (a) The Guaranty was made by the Guarantors in favor of Lender in connection with that certain Business Loan Agreement dated as of July 12, 1999, by and between Quidel Corporation, a Delaware corporation (the "Borrower"), and Lender (as the same may be amended or supplemented from time to time, the "Loan Agreement").

                  (b) Joining Party has become a Significant Subsidiary of the Borrower, and as such is required pursuant to SECTION 10.27 of the Loan Agreement to become a Guarantor.

                  (c) Joining Party expects to realize direct and indirect benefits as a result of the availability to the Borrower of the credit facilities provided by Lender under the Loan Agreement.

                  NOW THEREFORE, Joining Party agrees as follows:


                                    AGREEMENT

                  (1) By this Joinder, Joining Party becomes a "Guarantor" under and pursuant to SECTION 17 of the Guaranty. Joining Party agrees that, upon its execution hereof, it will become a Guarantor under the Guaranty with respect to all obligations of the Borrower to Lender heretofore or hereafter incurred under the Loan Agreement, and will be bound by all terms, conditions, and duties applicable to a Guarantor under the Guaranty.

                  (2)  The effective date of this Joinder is _________, ____.


                                          "Joining Party"


                                          ------------------------------------

                                          a
                                            ----------------------------------


                                          By:
                                             ---------------------------------

                                          Title:
                                                 -----------------------------




ACKNOWLEDGED:

BANK OF AMERICA NATIONAL TRUST
   AND SAVINGS ASSOCIATION


By:
    ---------------------------------

Title:
       ------------------------------

                                    EXHIBIT B
                                       TO
                               SUBSIDIARY GUARANTY

                        SURETYSHIP PROVISIONS AND WAIVERS

                  Each Guarantor acknowledges that the liens and security interests created or granted under the Security Agreement will or may secure obligations of persons other than such Guarantor and, in full recognition of that fact, each Guarantor consents and agrees that Lender may, at any time and from time to time, without notice or demand, and without affecting the enforceability or security hereof:

                           (a) supplement, modify, amend, extend, renew, or otherwise change the time for payment or the terms of the obligations of the Borrower to Lender under the Loan Agreement (collectively, the "Obligations"), or any part thereof, including any increase or decrease of the rate(s) of interest thereon;

                           (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Obligations or any part thereof or any provision of the Loan Agreement or any other agreement, document or instrument executed and delivered in connection therewith (collectively with the Loan Agreement, the "Loan Documents") or of any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;

                           (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Obligations or any part thereof;

                           (d)  accept partial payments on the Obligations;

                           (e)  receive and hold additional security or
         guaranties for the Obligations or any part thereof;

                           (f) release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer and enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Lender in its sole and absolute discretion may determine;

                           (g) release any person or any guarantor from any personal liability with respect to the Obligations or any part thereof;

                           (h) settle, release on terms satisfactory to Lender or by operation of applicable laws or otherwise liquidate or enforce any Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and

                           (i) consent to the merger, change or any other restructuring or termination of the corporate existence of the Borrower or any other person, and correspondingly restructure the Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Guarantor or the continuing existence of any liens hereunder, under any other Loan Document to which any Guarantor is a party or the enforceability hereof or thereof with respect to all or any part of the Obligations.

                  Upon the occurrence of and during the continuance of any event of default under the Loan Agreement, Lender may enforce this Subsidiary Guaranty independently as to each Guarantor and independently of any other remedy or security Lender at any time may have or hold in connection with the Obligations, and it shall not be necessary for Lender to marshal assets in favor of any Guarantor, the Borrower or any other person or to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce this Subsidiary Guaranty. Each Guarantor expressly waives any right to require Lender to marshal assets in favor of such Guarantor, the Borrower or any other person or to proceed against any other person or any collateral provided by any other person, and agrees that Lender may proceed against any person and/or collateral in such order as it shall determine in its sole and absolute discretion. Lender may file a separate action or actions against any Guarantor, whether action is brought or prosecuted with respect to any other security or against any other Guarantor, the Borrower or any other person, or whether any other person is joined in any such action or actions. Each Guarantor agrees that Lender and the Borrower and any other person may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of the Security Agreement. Lender's rights hereunder shall be reinstated and revived, and the enforceability of this Subsidiary Guaranty shall continue, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Lender upon the bankruptcy, insolvency or reorganization of the Borrower, any Guarantor or any other person, or otherwise, all as though such amount had not been paid. The liens created or granted by the Security Agreement and the enforceability of this Subsidiary Guaranty at all times shall remain effective to secure the full amount of all the Obligations including, without limitation, the amount of all loans and interest thereon at the rates provided for in the Loan Agreement, even though the Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against the Borrower or any other person and whether or not the Borrower or any other person shall have any personal liability with respect thereto. Each Guarantor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of the Borrower or any other person with respect to the Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations, (c) the cessation for any cause whatsoever of the liability of the Borrower or any other person (other than by reason of the full payment and performance of all Obligations), (d) any failure of Lender to marshal assets in favor of such Guarantor or any other person, (e) except as otherwise required by law or as provided in this Subsidiary Guaranty, any failure of Lender to give notice of sale or other disposition of collateral to such Guarantor or any other person or any defect in any notice that may be given in connection with any sale or disposition of collateral, (f) except as otherwise required by law or as provided in this Subsidiary Guaranty, any failure of Lender to comply with applicable laws in connection with the sale or other dis position of any collateral or other security for any Obligation, including without limitation any failure of Lender to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Obligation, (g) any act or omission of Lender or others that directly or indirectly results in or aids the discharge or release of the Borrower, any Guarantor or any other person or the Obligations or any other security or guaranty therefor by operation of law or otherwise, (h) any law which provides that the obligation of a surety or

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

guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (i) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any person, (j) the election by Lender, in any bankruptcy proceeding of any person, of the application or non-application of
Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any liens under Section 364 of the United States Bankruptcy Code, (l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any person, (n) the avoidance of any liens in favor of Lender for any reason, (o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any person, including any discharge of, or bar or stay against collecting, all or any of the Obligations (or any interest thereon) in or as a result of any such proceeding or (p) to the extent permitted, the benefits of any form of one-action rule.





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